Exhibit 21.1

                         Paxar Corporation Subsidiaries
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

              COMPANY                                                              JURISDICTION OF ORGANIZATION
              -----------------------------------------------                      ----------------------------

              Paxar Capital Corporation...................                                             New York
              Paxar International Holdings, Inc...........                                             Delaware
              Paxar B.V...................................                                          Netherlands
              Paxar Americas, Inc.(*).....................                                             Delaware
              Paxar Canada, Inc...........................                                               Canada
              Paxar Corporativo Mexico S.A. de C.V........                                               Mexico
              Paxar de Colombia S.A.......................                                             Colombia
              Paxar Honduras S.A..........................                                             Honduras
              Paxar U.K. Ltd..............................                                       United Kingdom
              Collitex S.r.l..............................                                                Italy
              Paxa Italia S.r.l...........................                                                Italy
              Paxar Deutschland, GmbH.....................                                              Germany
              Paxar Iberia S.L............................                                                Spain
              Paxar France S.A............................                                               France
              Europrint S.A...............................                                               France
              Paxar Teslo A.S.............................                                               Turkey
              Bornemann & Bick GmbH & Co. K.G.............                                              Germany
              Paxar Far East Ltd..........................                                            Hong Kong
              Ferguson Asia Ltd...........................                                            Hong Kong
              Bonny Nice Industries Ltd...................                                            Hong Kong
              Paxar Lanka (Pvt.) Ltd......................                                            Sri Lanka

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              * Formerly, Monarch Marking Systems, Inc.